UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                September 5, 2002
                                -----------------
                Date of Report (Date of earliest event reported)

                            IVI COMMUNICATIONS, INC.
                            ------------------------
                          Formally known as TURER CORP.
                          -----------------------------

               (Exact Name of Registrant as specified in Charter)

                          Commission File No. 000-32797



            Nevada                                    33-0965560
   ----------------------------                  -------------------
   (State of Other Jurisdiction                    (I.R.S. Employer
       of Incorporation)                          Identification No.)




317 20th Street, Manhattan Beach, California             90266
---------------------------------------              ------------
(Address of Principal Executive Office)               (Zip Code)


       Registrant's Telephone Number, Including Area Code: (310) 802-1744

Item 5. Other Events

On August 23, 2002, Turer Corp. filed a Certificate of Amendment to the Articles of Incorporation with the Secretary of State for the State of Nevada, changing the name of the corporation in the First Article to IVI Communications, Inc.

Item 7. Financial Statements and Exhibits.



(c) Exhibits.

Exhibits                Description
--------                -----------

  99.1          Press Release dated September 5, 2002, "Turer
                Corporation Changes Name to IVI Communications"

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IVI Communications





Date:  08/30/02                         By:  /s/ NYHL HENSON
                                            ------------------------
                                            Nyhl Henson
                                            President